Analyst & Investor Day October 12, 2017 Stability & Growth at the Edge of the Network NASDAQ: LSCC Exhibit 99.2

[2]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com [ ] WELCOME David Pasquale, Global IR Partners

[3]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com Welcome David Pasquale, Global IR Partners Leading at The Edge Darin Billerbeck, President & CEO Executing & Winning at The Edge Glen Hawk, COO Driving Growth & Improving Profitability Max Downing, CFO Product Demonstrations Introduction Lattice Marketing Q & A Lattice Management Product Demonstrations & Lunch Lattice Marketing Agenda Darin Billerbeck CEO Glen Hawk COO Max Downing CFO

[4]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com Safe Harbor This presentation contains forward-looking statements that involve estimates, assumptions, risks and uncertainties, including statements relating to our belief that Edge connectivity will drive solid base business growth, that Edge intelligence will accelerate future growth, that stability and growth will drive solid financial returns, that the Lattice opportunity doubles to $2 billion by 2022 with Edge computing and statements relating to our financial outlook for Q3 2017, Q4 2017, fiscal 2017 and our fiscal 2018 financial model, including estimates regarding revenue, gross margin, operating expenses, EPS, EBITDA, debt reduction, leverage ratio, free cash flow, cash flow and liquidity. Lattice believes the factors identified below could cause our actual results to differ materially from the forward-looking statements. Factors that may cause our actual results to differ materially from the forward-looking statements in this presentation include global economic uncertainty, overall semiconductor market conditions, market acceptance and demand for our new and existing products, the Company's dependencies on its silicon wafer suppliers, the impact of competitive products and pricing, and technological and product development risks. In addition, actual results are subject to other risks and uncertainties that relate more broadly to our overall business, including those risks more fully described in Lattice’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2017 and our quarterly filings on Form 10-Q. Certain information in this presentation is identified as having been prepared on a non-GAAP basis. Management uses non-GAAP measures to better assess operating performance and to establish operational goals. Non-GAAP information should not be viewed by investors as a substitute for data prepared in accordance with GAAP. You should not unduly rely on forward-looking statements because actual results could differ materially from those expressed in any forward- looking statements. In addition, any forward-looking statement applies only as of the date on which it is made. The Company does not intend to update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

[5]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com [ ] LEADING AT THE EDGE Darin G. Billerbeck, President & CEO

[6]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com

[7]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com

[8]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com EdgeCloud

[9]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com

[10]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com

[11]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com

[12]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com

[13]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com C O M M S Other FPGA Vendors DATA CENTER CONSUMER CLOUD MOBILE

[14]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com C O M M S Other FPGA Vendors DATA CENTER CONSUMER CLOUD EDGE

[15]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com

[16]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com

[17]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com

[18]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com

[19]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com

[20]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com Edge connectivity drives stable base business growth Edge computing accelerates future growth Stability & growth drive solid financial returns Lattice Semiconductor Pathway to Growth and Profitability EDGE CONNECTIVITY EDGE COMPUTING FINANCIAL GROWTH $

[21]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com [ ] EXECUTING AT THE EDGE Glen Hawk, COO

[22]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com CONTROL1 CONNECT2 COMPUTE3

[23]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com 0 100 200 300 400 500 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 A n n u a l Re v e n u e ($M ) Decades of Leadership for Stability Control Stability Control, Connectivity and Computing for Edge Intelligence Control PLDs Financial Stability Edge Incumbency

[24]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com 0 100 200 300 400 500 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 A n n u a l Re v e n u e ($M ) Edge Connectivity for Growth Control, Connectivity and Computing for Edge Intelligence Control Connectivity Growth Edge Connectivity Proven Growth Driver Leveraging Acquisitions Control PLDs Financial Stability Edge Incumbency

[25]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com Edge Computing for the Future Control, Connectivity and Computing for Edge Intelligence 0 100 200 300 400 500 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 A n n u a l Re v e n u e ($M ) Control Connectivity Compute Edge Computing Future Growth Driver New Market Needs Existing Lattice Products Edge Connectivity Proven Growth Driver Leveraging Acquisitions Control PLDs Financial Stability Edge Incumbency

[26]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com CONTROL1 CONNECT2 COMPUTE3

Control Products for Board Management

Lattice Control PLD Solutions



c.2012 Server Motherboard

Lattice Solution: MachXO2, ~100 I/O



c.2017 Server Motherboard

Lattice Solution: MachXO3, ~300 I/O

Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com

[27]

[28]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com Control Products for System Management Lattice Control PLD Solutions c.2012 Single Motor control Lattice Solution: MachXO2 Lattice Solution: MachXO3, Lattice XP2 c.2017 Industrial Robotics

[29]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com Control Products Establish Stable Revenue Base Long Design Cycles and Longer Production Windows $0 $50 $100 $150 $200 $250 $300 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 C o n tr o l A n n u a l R e ve n u e ( $ M ) Customers trust Lattice for stable supply of high quality products Designs won prior to 2006 Designs won in 2007 Etc.

[30]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com Control Products Establish Stable Revenue Base Over 4,000 Customers in 2016 Optimized Sales Channels Supporting broad customer base with unique requirements Design-in Support Deep systems expertise enables customer innovations Edge Incumbents Lattice was already there 2016 Revenue Distribution by Customer

[31]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com CONTROL1 CONNECT2 COMPUTE3

Our Direction Towards the Edge



Other FPGA Vendors
FinFET technology choice
CLOUD
Cloud Waterfall
SMART CITY
SMART HOME
SMART FACTORY
SMART CAR
EDGE
Mobile Influenced
MOBILE
LATTICE SEMICONDUCTOR
Doubling down with FDSOI
Accelerated with Acquisitions

Lattice Semiconductor (NASDAQ: LSCC) · Questions? Email LSCC@globalirpartners.com [32]

[33]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com Mobile Influenced Edge Connectivity Lattice’s iCE FPGA Design Wins LingLong DingDong HTC VIVE Amazon Dot

[34]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com Mobile Influenced Edge Connectivity Lattice’s CrossLink FPGA Design Wins ADAS, INFOTAINMENT SURVEILLANCE MACHINE VISION TABLETS

[35]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com Wireless Edge Connectivity Essential Phone Design Win SB6212CZU Snap wireless connector Source: www.ifixit.comSource: www.essential.com

[36]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com Wireless Edge Connectivity TPCAST Design Win – Immersive Wireless VR Enabled by Lattice Portfolio WiHD Rx Module SiI9396 LatticeECP3 WiHD Tx Module LatticeECP3 SiI9396 iCE

[37]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com CONTROL1 CONNECT2 COMPUTE3

[38]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com Edge Computing & Machine Learning Traditional Computing Neural Computing - Convolutional Neural Network (CNN) - Binary Neural Network (BNN)

Edge Computing Applications
Wide Range of Requirements



	MOBILE	SMART HOME	SMART CITY	SMART FACTORY	SMART CAR
Applications	Face detection	Speech recognition	License plate recognition	Fault detection	Collision avoidance
End Devices	Smartphones Wearables	Smart speakers AR/VR	Surveillance cameras Drones	Machine vision Robotics	Automation Levels 3,4,5
Power	<10 mWs	<500 mWs	<1W	<3W	>10W
Price	<$1	<$3	<$5	<$10	>$20
Performance	~1 BOPS	~10 BOPS	~100 BOPS	~1,000 BOPS	>10,000 BOPS

Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com [39]

[40]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com Edge Computing Differentiation Lattice Advantage for Neural Networks and Machine Learning Programmable Neural Network Acceleration. 1 Tera Ops under 1W HIGH-END FPGA ZONE GPU ZONE MPU ZONE MCU ZONE LATTICE ZONE 0.1 1 10 100 1,000 10,000 100,000 PERFORMANCE (Billions of Neural Ops per second) 100.0 10.0 1.0 0.1 0.01 P O W E R (W )

Edge Computing Enablement

Lattice's Energy Efficient Neural Network Acceleration




Board Control
TP80
R105
R106
R43
R55
R54
R53
R31
R32
R60
C130
C129
U44
TP83
J28
R91
TP45

Convolutional Neural Network Based Face Tracking

- <1W on ECP5

Binarized Neural Network Based Face Detection

- <5mW on iCE40 UltraPlus

Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com

[41]

[42]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com Edge Computing Design Win Examples Existing Product Capability Ideal for Emerging Requirements 360o Surround View ADAS License Plate Detection AR/VR Positional Tracking

[43]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com Human Computer Interaction Demonstration Leveraging Investments to Deliver More Advanced Edge Computing Solutions 10X Richer Data Capture User Intent Lower Latency by 90% No Perceivable Lag <1ms Latency >1,000Hz Sampling

[44]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com CONTROL1 CONNECT2 COMPUTE3

[45]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com The Edge Intelligence Opportunity Serviceable Available Market Expected to Double by 2022 Control Connectivity Compute 2017 2022 0.5 1.0 1.5 2.0 S A M ( in $ B ) Lattice Opportunity Doubles to Over $2B with Edge Computing Source: IHS Markit, IDC, Lattice Lattice Leads in Edge Connectivity & Control

[46]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com Edge connectivity drives stable base business growth Edge computing accelerates future growth Stability & growth drive solid financial returns Lattice Semiconductor Pathway to Growth and Profitability EDGE CONNECTIVITY EDGE COMPUTING FINANCIAL GROWTH $

[47]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com [ ] DRIVING GROWTH & IMPROVING PROFITABILITY Max Downing, CFO

2017 Outlook

	3Q17E	4Q17E	2017E	vs. 2016
Revenue	$91M - $93M	$92M - $97M	$383M - $388M	Down 9 - 10%
GM	56% +/-2%	56% +/-2%	56% +/-2%	Above Model
OpEx*	$45M - $47M	$43M - $45M	$182M - $186M	Improved by 8 - 10%

3Q17 Earnings Call in Early November

*Non-GAAP

Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com [48]

[49]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com P&L Financials Model Revenue In Line with Market CAGR Gross Margin 55% OpEx* 35% of Revenue Operating Income* 20% of Revenue EBITDA $110M - 120M Free Cash Flow $80M - 100M Financial Model 2018 Double Digit Growth Mid 50’s 37-38% of Revenue Mid to High Teens Triple Digits ~20% in Debt Reduction *Non-GAAP

[50]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com Core Business Revenue Mix Stable Revenue From Base Handsets Image, Licensing, Services 2012 2013 2014 2015 2016 2017E Core 2015 - 2017 * Based on Company Estimates *

[51]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com 60% 61% 52% 49% 46% 2013 2014 2015 2016 1H17 Diversified Customer Base Provides Stability Customer Diversification 1 CUSTOMER 2 CUSTOMERS 1 CUSTOMER 10% Customer Count % of Revenue from Top 20 Customers

[52]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com 0% 20% 40% 60% 80% 100% 2013 2014 2015 2016 1H17 Communications & Compute Industrial & Automotive Consumer Diversified Markets for Stability and Growth PLD CAGR* 2016 – 2021 Consumer +6% Industrial +10% Automotive +11% Communications +0% Compute +6% *IHS Markit WW Semi Shipments Q2’17 Product Revenue by Market Co n tr o l E d g e Co n n e cti v it y E d g e Co m p u ti n g

[53]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com 40% 50% 60% 70% 2013 2014 2015 2016 1H17 High Qtr Low Qtr Annual Executing to Gross Margin Model F in a n cial M o d e l T a rg e t M id 5 0 ’s Lattice Gross Margin GM Range Consumer 40% - 50% Comms & Compute 50% - 60% Industrial & Auto 65% - 75% IP & Services 85% - 95%

[54]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com 2014 2015 2016 2017E 2018E R&D SG&A Significantly Reducing OpEx Growth Plans Achievable with This Level of Spending Headcount actions taken & other actions well underway Reductions indexed to base business New product investments funded 8% 8-9% 7-9% Lattice OpEx** ($M) * Based on Company Estimates ** **Non-GAAP

[55]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com Improving Liquidity & Cash Flow Priority #1 is to Pay Down the Debt 0.00 1.00 2.00 3.00 4.00 5.00 6.00 $0 $50 $100 $150 $200 $250 $300 2015 2016 2017E 2018E $ in M Net Debt EBITDA Free Cash Flow Leverage Ratio Net Debt = debt minus cash 2018 Expectations Triple digit EBITDA Enables $50M to $60M in debt reduction Improved leverage ratio ** * Based on Company Estimates

[56]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com Edge connectivity drives stable base business growth Edge computing accelerates future growth Stability & growth drive solid financial returns Lattice Semiconductor Pathway to Growth and Profitability EDGE CONNECTIVITY EDGE COMPUTING FINANCIAL GROWTH $

[57]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com [ ] DEMONSTRATIONS EDGE CONNECTIVITY Lattice Marketing

[58]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com Connectivity – Bridging & Aggregation Abdullah Raouf

Edge Connectivity

IoT Sensor Bridging & Aggregation



Machine Vision / Optical Ambient Light
Position / Presence / Proximity
Acceleration / Tilt
Motion / Velocity / Displacement
Electric / Magnetic
Temperature
Leaks / Levels
Humidity / Moisture
Acoustic / Sound / Vibration
Force / Load / Torque Strain / Pressure
Flow
Chemical / Gas

Source: Postscapes, and Harbor Research

- Concurrent sensor data required
- Single processing engine systems
- Pins are exponentially increasing SoC costs



POGO Pin
Board A
Board B
FlexPCB
Board A
Board B
Many pins increase cost and compromise performance
POGO Pin
Board A
Board B
FlexPCB
Board A
Board B
Fewer pins ensure high performance and lower cost



I^2C
UART
PDM
SPI
I^2C
GPIO
GPIO
GPIO
Serialized Data
I^2C
UART
PDM
SPI
I^2C
Time Division Multiplexing – Multiple Packets
I^2C
UART
PDM
SPI
I^2C
GPIO
GPIO
GPIO

Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com

[59]

LATTICE SEMICONDUCTOR

Edge Connectivity

Demo Overview: Production Design Wins

Amazon Echo Dot
(1st battery powered enabled Echo)


amazon

LingLong DingDong



Samsung Galaxy Note8



Customer Needs
- Concurrent sensor data
- Single processing engine support
- SoC pin reduction

Lattice Capability
- Time-to-market (quick turn design in weeks)
- Low power “always on” routing
- Small PCB area (~2 mm x 2 mm)

Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com
[60]

[61]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com Wireless Connectivity Abdullah Raouf

[62]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com Short Range Data Transfer (12 Gbps @ mm distance)  Because connectors wear out  Because connectors limit the design  Because consumers demand elegance Edge Connectivity 10 mm5 mm Snap Wireless Connector Replacement

Edge Connectivity

Demo Overview: Snap Wireless Connector



- World's 1st 12 Gbps wireless connector
- Traditional USB without the wires
- For an upgradeable phone with elegance
- Lattice's SiBEAM Snap technology delivers USB across a wireless connection in Essential's Click Connect

Solution Details



Smartphone
USB Host
USB 2.0/3.0
I²C
SB6212
6 Gbps
(full duplex)
Accessory
SB6213
USB 2.0/3.0
I²C
USB Device

Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com

[63]

LATTICE SEMICONDUCTOR

[64]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com 2K Wireless Video Transmission using Lattice’s Edge Connectivity Full Stack FPGA & Wireless VR Solution HUNDREDS OF METERS Real-time Hand & Head TrackingWireless VR Without Lag Specialty Sensor Hub Processor Specialty Sensors Processing Unit Concurrent Sensor Acquisition + Time Stamping (iCE40 families) Wireless connection to removes cable between PC & Head Mount Display

[65]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com Edge Connectivity Portfolio Demo Overview: TPCAST & HTC LatticeECP3 WiHD Rx Module SiI9396 SiI9396 LatticeECP3 WiHD Tx Module iCE40  Wireless video transfer with Lattice’s WiHD  Signal aggregation with Lattice’s iCE40  Video connectivity with Lattice’s HDMI 2.0 & LatticeECP3

[66]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com Wireless Connectivity Peiju Chiang

Wireless Connectivity

GigaRay Wireless Infrastructure



Customer Needs

- Increasing data demand drives the need for capacity
- mmWave wireless offers gigabit speeds and is flexible and cheap compared to fiber

Lattice Capability

- Lattice's SiBEAM electronic beam-steering technology reduces the lifetime cost of wireless networks
- Lattice's GigaRay module sets offer high performance and are simple to integrate



Network Processor
PCIe
Flash
SB6541
Baseband
FPC
Sil6342
60 GHz RF
Transceiver
Half Height
PCI Express
Mini Card
RF Module

Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com [67]

[68]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com Wireless Infrastructure  High Performance • Up to 200 m @ 1 Gbps • Up to 300 m @ 300 Mbps • 90 o horizontal steering range  Easy Integration • PCIe card • Linux driver  Regulatory Certification Demo Overview: Just-Tone Wireless Node

[69]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com [ ] DEMONSTRATIONS EDGE COMPUTING Lattice Marketing

[70]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com Embedded Vision & Machine Learning Deepak Boppana

Edge Computing

3D Depth Mapping with Wireless Connectivity



Obstacle avoidance and remote surveillance

Unique combination of energy efficient computing with ECP5 and wireless connectivity with WiHD


DDR3 SDRAM
CSI-2
CSI-2
CrossLink
Two RGB streams
ECP5
Image Rectification
Depth Map Generation
Closest distances
Depth map video
Robot Controller
Obstacle Avoidance Program
WirelessHD Transmitter

Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com [71]

Edge Computing

Demo Overview: 3D Depth Mapping with Wireless Connectivity

WiHD Tx Module



Embedded Vision Kit

- Obstacle Avoidance using Depth Map
  - Depth map generation from stereo images
- System Specification
  - Embedded Vision Kit
    - Stereo camera
    - Depth map generation in ECP5
  - WirelessHD Tx/Rx modules
  - LEGO Mindstorms EV3 robotics kit
- Features
  - Input: 1080p @ 60 fps stereo video
  - Output: 320 x 240 @ 60 fps depth map with 64 depth levels
  - Obstacle detection based on minimum distance and collision avoidance
  - Less than **1 W** of power consumption in ECP5

Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com

[72]

[73]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com Edge Computing  Indicates where face is in image  Programmable, energy efficient neural network acceleration with ECP5 Face Tracking with ECP5 ECP5-85 NN Accelerators 8 engines Overlay Engine DDR Memory SPI to DDR loader SPI Memory ISP Engine

Edge Computing

Demo Overview: Face Tracking with ECP5



Yellow box indicates location of the face

- Implementation
  - ECP5-85 with 8 NN engines
    - Fits in smaller device with some tradeoffs
  - Network – LatticeNET2
    - 90 x 90 RGB Input
    - 8 convolution layers
  - Standalone – operates at power up
- Key Features
  - Runs @ 14 fps (could be 200 fps with 32 x 32 RGB)
  - Total ECP5 power is **0.85 W**

Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com

[74]

LATTICE SEMICONDUCTOR

Edge Computing

Face Detection with iCE40




iCE40
RISC-V with Accelerators
Down Sample 640x480 to 40x30 200 LUTs / 2 EBR
Camera I/F 100 LUTs
FLAG
parallel (13 pins)
640x480 @ 30 fps



- Solution Description
  - Live stream video capture data is searched real-time for a face
- Use Case
  - Always on camera
    - Wakes AP for facial detection only when face is looking at phone
    - AP can perform detail high power facial recognition
- Lattice Value
  - Small size (2.2 x 2.6 mm)
  - Low power
  - Single chip solution

Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com [75]

Edge Computing

Demo Overview: Face Detection with iCE40



Green LED indicates face detected

- Indicates if face is present
  - LED indicates face in field of view of the camera
- Implementation
  - iCE40 with 2 BNN engines
  - Network – BNN
    - 32 x 32 RGB Input (after downscaling)
    - 6 convolution and 3 Max-Pooling steps
  - Standalone – operates at power up
- Key Stats
  - Lowest power solution in the market
    - Total FPGA logic power is **4.4 mW** + image sensor
  - Smallest solution: 2.15 x 2.55 mm package

Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com

[76]

LATTICE SEMICONDUCTOR

[77]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com Human Computer Interaction (HCI) Jim Tavacoli

Edge Computing

HCI: Enabling Immersive AR / VR User Experiences

Market Needs

Fastest Response
Capture User Intent



Solution Overview

Parallel Sense & Compute
Enables Lowest Latency & Highest Raw Data



DAC
DAC
DAC
DAC
DIP2-5
PIP2-5
MCP2-5
MC2-5
IMC3-5
IP1
MCP1
CMC1
PP2-5



Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com
[78]

[79]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com Full 3D Hand Model Slash hardware & software latency to equate physical response Device Hand Skeletal Tracking Enable 3D sight all around a device in near real-time Value to Developer Key Differentiators Edge Computing Sense Hand as a Precise 3D Model Sense fingertips and hands as a precise 3D model Demo Overview: HCI / Sense in 3D Physical World Virtual World

[80]Lattice Semiconductor (NASDAQ: LSCC) - Questions? Email LSCC@globalirpartners.com Q&A Stability & Growth at the Edge of the Network Lattice Management Questions? Email LSCC@globalirpartners.com

Analyst & Investor Day October 12, 2017 Stability & Growth at the Edge of the Network NASDAQ: LSCC